UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 5, 2009

                                             ZYGO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12944	06-0864500
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Laurel Brook Road, Middlefield, CT		06455-0448
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(860) 347-8506

                                             Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS.

On October 5, 2009, Zygo Corporation (“ZYGO”) and Toho Technology Corporation of Nagoya, Japan (“Toho”) announced a strategic business partnership, pursuant to which Toho will have the exclusive right to ZYGO’s technology in the manufacturing and distribution of products to the large substrate Flat Panel Display market.

The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release, dated October 5, 2009, issued by Zygo Corporation which announced its strategic business partnership with Toho Technology Corporation of Nagoya, Japan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: October 9, 2009	By:	/s/ Walter A. Shephard
Name: Walter A. Shephard Title: Vice President Finance, CFO, and Treasurer

EXHIBIT INDEX

99.1	Press Release, dated October 5, 2009, issued by Zygo Corporation which announced its strategic business partnership with Toho Technology Corporation of Nagoya, Japan.